UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WORKSPORT LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORKSPORT LTD.

2500 N America Dr

West Seneca, NY 14224

(888) 554-8789

2023 ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 12, 2023

October 30, 2023

Dear Stockholder:

You are invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Worksport Ltd. (the “Company” or “Worksport”), which will be held on December 12, 2023, at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Hosting a virtual meeting will enable our stockholders to attend online and participate from any location around the world and support the health and well-being of our management, directors and stockholders. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WKSP2023.

At the Annual Meeting, stockholders will be asked to: (1) elect five directors; (2) ratify the appointment of the auditors of the Company for the fiscal year ended December 31, 2023; and (3) approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate (the “Adjournment Proposal”). The Board of Directors (“Board”) believes that the proposals being submitted for stockholder approval are in the best interests of the Company and its stockholders and recommends a vote consistent with the Board’s recommendation for each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2023 Annual Meeting of Stockholders (“Notice of Annual Meeting”) and 2023 Annual Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Steven Rossi
Steven Rossi
Chief Executive Officer, President and Chairman of the Board

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about October 30, 2023, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2022 Annual Report, are available at www.proxyvote.com.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Worksport Ltd. will be held virtually at www.virtualshareholdermeeting.com/WKSP2023 on December 12, 2023, at 9:00 a.m., Eastern Time for the following purposes:

1.	To elect five directors, Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol, and Ned L. Siegel, each to hold office until our Annual Meeting of Stockholders to be held in 2024 or their respective successor is duly elected and qualified;

2.	To ratify the appointment of Lumsden & McCormick, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2023;

3.	To approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate; and
4.	To transact such other business as may properly come before the meeting.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on October 18, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/WKSP2023, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By order of the Board of Directors,

/s/ Steven Rossi
Steven Rossi
Chief Executive Officer, President and Chairman of the Board
October 30, 2023

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PROXY STATEMENT

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PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Stockholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of five directors, Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel, each to hold office until our Annual Meeting of Stockholders to be held in 2024 and until their respective successor is duly elected and qualified;	Page 9	✔ FOR

Item 2: Ratification of appointment of Lumsden & McCormick, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2023;	Page 27	✔ FOR

Item 3: Approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.	Page 29	✔ FOR

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2022 Annual Report on Form 10-K (the “2022 Annual Report”) to the majority of our stockholders online in lieu of mailing printed copies of these materials to each of our stockholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2022 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about October 30, 2023 to stockholders of record at the close of business on October 18, 2023 (the “Record Date”) and this Proxy Statement and our 2022 Annual Report will be available at www.virtualshareholdermeeting.com/WKSP2023 beginning on October 30, 2023. If you received a Notice by mail, but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q: Can I vote my shares by filling out and returning the Notice?

A: No. However, the Notice contains instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) at the Annual Meeting online at www.virtualshareholdermeeting.com/WKSP2023.

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Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/WKSP2023 at the time and date of the Annual Meeting and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of our common stock and Series A Preferred Stock at the close of business on October 18, 2023, the record date for the Annual Meeting established by our Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

At the close of business on October 18, 2023, there were 17,507,115 shares of common stock and 100 shares of Series A Preferred Stock outstanding. Holders of our common stock are entitled to one vote per share. The Series A Preferred Stock is entitled to 51% of the total power of the Company regardless of the number of shares of Series A Preferred Stock that are outstanding. Steven Rossi, the Company’s Chief Executive Officer, President and Chairman of the Board, beneficially owns 100% of the outstanding Series A Preferred Stock.

Q: What is the difference between a stockholder of record and a stockholder who holds Worksport shares in street name?

A: If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

You may examine a list of the stockholders of record as of the close of business on October 18, 2023 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 2500 N America Dr, West Seneca, NY 14224.

Q: What shares are included on the enclosed proxy card?

A: If you are a stockholder of record only, you will receive one proxy card from Broadridge for all shares of Worksport common stock or Series A Preferred Stock that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a stockholder of record and hold additional shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your shares.

Q: What are the quorum requirements for the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of holders having a majority of the total votes entitled to be cast by holders of Worksport common stock at the Annual Meeting constitutes a quorum. Stockholders who participate in the Annual Meeting online at www.virtualshareholdermeeting.com/WKSP2023 will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Worksport common stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q: What matters will stockholders vote on at the Annual Meeting?

A: Stockholders will vote on the following proposals:

●	Proposal 1—to elect Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel to the Board, each as a member of the Board until the Company’s 2024 annual stockholder meeting or until their respective successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board);

●	Proposal 2—to ratify the appointment of Lumsden & McCormick, LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023; and

●	Proposal 3—to approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

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Q: What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A: You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of common stock, with each share of common stock representing the right to one vote, respectively.

The Board recommends that our stockholders vote FOR the election of each of the director nominees.

Q: What are my voting choices when voting for the ratification of appointment of Lumsden & McCormick, LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023?

A: You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

Shareholder approval for the appointment of our independent auditors is not required, but the Audit Committee and the Board are submitting the selection of Lumsden & McCormick, LLP for ratification in order to obtain the views of our shareholders. The ratification of the appointment of Lumsden & McCormick, LLP as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. If the appointment of Lumsden & McCormick, LLP is not ratified, the Audit Committee will reconsider its future selection.

The Board recommends that our stockholders vote FOR the ratification of appointment of Lumsden & McCormick, LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023.

Q: What are my voting choices when voting for the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate?

A: You may vote in favor of the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Shareholder approval for the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate, requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

The Board recommends that our stockholders vote FOR the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

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Q: Could other matters be decided at the Annual Meeting?

A: As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting, other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the officers who have been designated as proxies for the Annual Meeting will have the discretion to vote on those matters for stockholders who have submitted their proxy.

Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

MAIL	INTERNET	PHONE

If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. The signed proxy must be received prior to the Annual Meeting.	Submitting your proxy online at www.proxyvote.com. Internet proxy voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on December 11, 2023.	Submitting your proxy by telephone by using the toll-free telephone number provided on your Notice or your proxy card (1-800-690-6903). Telephone voting is available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Daylight Time, on December 11, 2023.

You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/WKSP2023 and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

For shares of common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors is a non-discretionary item and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of these proposals.

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Discretionary Items. The ratification of appointment of Lumsden & McCormick, LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023 and the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate, are discretionary items. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (e.g., approval of adjournment meeting) and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting. Stockholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

●	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

●	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

●	participating in the Annual Meeting and voting online at that time at www.virtualshareholdermeeting.com/WKSP2023 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: What if I do not specify a choice for a matter when returning a proxy?

A: If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the ratification of appointment of Lumsden & McCormick, LLP as the independent auditor of the Company for the fiscal year ending December 31, 2023, and FOR the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate.

Q: How are proxies solicited and who bears the related costs?

A: Worksport bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Worksport, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

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Q: What should I do if I have questions regarding the Annual Meeting?

A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/WKSP2023 and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Worksport Investor Relations at 888-554-8789 or investors@worksport.com.

Q: Where can I find more information about Worksport?

A: Worksport filed its 2022 Annual Report with the SEC on March 31, 2023. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Worksport Corporate Secretary, 2500 N America Dr., West Seneca, NY 14224. We also make available free of charge on or through our website, www.worksport.com, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, five directors will be elected to serve a one-year term or until the next annual stockholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating and Corporate Governance Committee recommended, and our Board nominated Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel as nominees for election as directors at the 2023 Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2024 or until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 10 of this Proxy Statement.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” for each director nominee. Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he only needs one vote to be elected.

Our amended and restated articles of incorporation (“Articles of Incorporation”) do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers.

Name:	Position(s):	Age:	Director Since:
Steven Rossi	Chief Executive Officer, President, Secretary, Chair of the Board, Audit Committee Member (Principal Executive Officer)	37	November 7, 2014

Michael Johnston	Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	42	—

Lorenzo Rossi	Director	69	December 9, 2014

Craig Loverock	Director, Chair of Audit Committee	52	April 22, 2019

William Caragol	Director, Chair of Compensation Committee	56	June 30, 2021

Ned L. Siegel	Director, Chair of Nominating and Corporate Governance Committee	71	June 30, 2021

A brief description of the background and business experience of our executive officers and directors for the past five years is as follows:

Steven Rossi, age 36, has served as the Chief Executive Officer, President, Secretary and Chair of the Board since November 7, 2014, and as a member of the Audit Committee since April 22, 2019. Mr. Rossi founded Worksport Ontario, the wholly-owned operating company of the Company, in 2011. Prior to that, he founded two auto-related companies, 2230164 Ontario, Inc. and Scrap my Junk Car, in 2005 and 2006, respectively, and managed their respective operations for five years. Since founding Worksport Ontario in 2011, Mr. Rossi has been granted 14 different patents across the United States and Canada. He has licensed all patents to Worksport on an exclusive basis. Mr. Rossi attended the University of Toronto from 2005 to 2007, majoring in Life Science. Through his prior experiences, Steven possesses the knowledge and experience in establishing and managing auto-related companies that aids him in efficiently and effectively identifying and executing the Company’s strategic priorities. As our Chief Executive Officer, President, Chair and founder, Mr. Rossi brings to the Board extensive knowledge of the Company’s products, structure, history, and culture as well as years of expertise in the industry and is qualified to be a member of the Board.

Michael Johnston CA, CPA, age 41, has been serving as the Chief Financial Officer of the Company since December 5, 2017. Mr. Johnston is a partner at Toronto’s Forbes Andersen LLP, Chartered Professional Accountants, and offers over 12 years of experience with both private and public companies. His responsibilities include assisting the Steven Rossi in developing new business, maintaining operating budgets and ensuring adequate cash flow. Mr. Johnston was appointed by the Board for his extensive knowledge of the Company’s products and his financial and accounting expertise. Mr. Johnston holds a graduate degree from the University of Western Ontario.

Lorenzo Rossi, age 68, has been serving as a director of the Company since December 9, 2014. Since 2005, he has been the Computer Science & Communications Technology Department Head at the Cardinal Carter Academy for the Arts of the Toronto Catholic District Schools. Lorenzo received a Master of Education in 1995 from the University of Toronto and a Bachelor of Arts from Laurentian University in 1977. The Board believes that Mr. Rossi’s professional experience qualifies him to serve on our Board.

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Craig Loverock, CPA, CA, age 51, has been serving as a member of the Board since April 22, 2019. Mr. Loverock has also served as the Chair of the Audit Committee since April 22, 2019. Mr. Loverock is a licensed CPA (Chartered Professional Accountant) and received his Chartered Accountant designation from the Institute of Chartered Accountants, Ontario in 1997, and has over 24 years’ experience in accounting and finance roles in Canada, the United States and England. Mr. Loverock has been the Chief Financial Officer and Corporate Secretary at Contagious Gaming Inc. since November 30, 2015, and currently serves as the Chief Financial Officer of Sproutly Canada, Inc. From October 2014 to May 2015, he served as the Chief Financial Officer of VoiceTrust Inc. From November 2012 to October 2014, he served as the Chief Financial Officer and Chief Compliance officer of Quartz Capital Group Ltd. From January 2010 to November 2012, he provided Chief Financial Officer consulting services to a number of high-growth businesses. The Board believes that Mr. Loverock’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Board, and as a member of the Board’s committees.

William Caragol, age 56, was appointed a director on June 30, 2021, and, since July 2021, has served as the Chief Financial Officer of Mainz BioMed N.V. (NASDAQ: MYNZ), a leading provider of easy-to-use diagnostic solutions. From 2018 to the present, Mr. Caragol has also been Managing Director of Quidem LLC, a corporate advisory firm. Since 2015, Mr. Caragol has been Chairman of the board of directors of Thermomedics, Inc., a medical diagnostic equipment company. Mr. Caragol, since July 2023, is also on the board of directors and is Chairman of the audit committee of Janover, Inc. (NASDAQ: JNVR), and served on the board of directors of Greenbox POS (NASDAQ: GBOX) Mr. Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants. The Board believes that Mr. Caragol’s vast experience as a member of severally publicly traded companies’ board of directors, his education, and professional credentials qualify him to serve as a member of the Company’s Board Directors, and as a member of the Board’s committees.

Ambassador Ned L. Siegel, age 70, was appointed a director June 30, 2021. Ambassador Siegel is the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil & gas and cyber & secure technology. Mr. Ambassador Siegel has served since 2013 as counsel to the law firm of Wildes & Weinberg, P.C. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Mr. Ambassador Siegel served on the board of directors of the Overseas Private Investment Corporation (OPIC), which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, Mr. Ambassador Siegel served as a member of the board of directors of Enterprise Florida, Inc. (EFI) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership.

Ambassador Siegel presently serves on the board of directors of the following companies: CIM City, U.S. Medical Glove Company, Global Supply Team, Moveo, LLC and the Caribbean Israel Leadership Coalition (CILC), Caribbean Israel Venture Services, Inc. He also presently serves on the following Advisory Boards: Usecrypt, Brand Labs International (BLI), Elminda Ltd., Findings, and Sol Chip Ltd and Maridose, LLC.

Ambassador Siegel received a B.A. from the University of Connecticut in 1973 and J.D. from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. The Board believes that Mr. Ambassador Siegel’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Board, and as a member of the Board’s committees.

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board following the Annual Meeting and until their successors have been elected and qualified.

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CORPORATE GOVERNANCE

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until their resignation or removal in accordance with our amended and restated bylaws (“Bylaws”), or their successor is elected. Our officers are appointed by our Board and hold office until removed by the Board.

Family Relationships

Mr. Lorenzo Rossi is Steven Rossi’s father. There are no other family relationships between any of our directors or executive officers.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics (“Code of Conduct”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. We intend to post on our website a current copy of the Code of Conduct and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code of Conduct.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

Board Diversity Matrix

On August 6, 2021, the SEC approved Nasdaq’s proposed rule changes regarding board diversity, which require listed companies to:

●	disclose statistical information regarding the diversity of the company’s board; and
●	have, or explain why they do not have, at least two diverse directors on the board of directors.

Nasdaq-listed companies, subject to certain exceptions, must disclose statistical information on the company’s board of directors related to a director’s self-identified gender, race, and self-identification as LGBTQ+. Nasdaq Rule 5606 of the Nasdaq Listing Rules includes a uniform matrix format for the disclosure, which companies are required to provide annually in their proxy statement or on their website.

Companies must disclose the board matrix annually by December 31.

Nasdaq-listed companies, with certain exceptions, will also need to either:

●	Have at least:

	○	one director who self-identifies as female, without regard to the individual’s designated sex at birth; and

	○	one director who self-identifies as an “underrepresented minority” or LGBTQ+, as defined in the proposal.

●	Explain why the company does not have at least two directors on its board who self-identify in the categories listed above.

Nasdaq Rule 5605 includes scaled board diversity requirements for smaller reporting companies, foreign issuers and companies with boards comprised of five or fewer directors. In addition, the board diversity requirement will be phased in for each of Nasdaq’s three tiers. Since the Company is listed on the Nasdaq Capital Market the Company has until December 31, 2023 to have at least one diverse director and until December 31, 2026 to have two diverse directors, or explain why they do not in either case.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

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Board Diversity Matrix (as of the Record Date and as of October 18, 2022)

Total Number of Directors:	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	0	5

Part II: Demographic Background

African American or Black

Alaskan Native or American Indian

Asian

Hispanic or Latino		1

Native Hawaiian or Pacific Islander

White	0	4

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background

Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company. While the Board has continued its efforts to identify candidates that have such experience, they have currently been unable to identify any such candidates which fulfill the diversity requirement with the requisite professional experience.

Director Independence and Board Committees

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel serve as members of our Board. Our Board has determined that Craig Loverock, William Caragol and Ned L. Siegel are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

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Audit Committee. We currently have a standing Audit Committee. Craig Loverock, William Caragol and Ned L. Siegel serve as members of our Audit Committee. Mr. Loverock serves as the Audit Committee Chairman and financial expert. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent and financially literate, and one member of the Audit Committee must qualify as an “audit committee financial expert” as defined in applicable SEC rules. Craig Loverock qualifies as an “audit committee financial expert” under the SEC rules.

We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

●	appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

●	resolve any disagreements between management and the auditor regarding financial reporting;

●	pre-approve all auditing and non-audit services;

●	retain independent counsel, accountants, or others to advise the Audit Committee or assist in the conduct of an investigation;

●	seek any information it requires from employees-all of whom are directed to cooperate with the Audit Committee’s requests-or external parties;

●	meet with our officers, external auditors, or outside counsel, as necessary; and

●	oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee. We have a standing Compensation Committee. William Caragol, Craig Loverock and Ned L. Siegel serve as members of our Compensation Committee. Mr. Caragol serves as the Compensation Committee Chairman. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent.

We have adopted a Compensation Committee charter, which details the purpose and responsibility of the Compensation Committee, including:

●	discharge the responsibilities of the Board relating to compensation of our directors, executive officers and key employees;

●	assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;

●	oversee the annual process of evaluation of the performance of our management; and

●	perform such other duties and responsibilities as enumerated in and consistent with Compensation Committee’s charter.

The Compensation Committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee. We have a standing Nominating and Corporate Governance Committee. Craig Loverock, William Caragol and Ned L. Siegel serve as members of the Nominating and Corporate Governance. Ned L. Siegel serves as the Nominating and Corporate Governance Committee Chairman.

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We have adopted a Nominating and Governance Committee charter, which details the purpose and responsibilities of the Nominating and Governance Committee, including:

●	assist the Board by identifying qualified candidates for director nominees, and to recommend to the Board the director nominees for the next annual meeting of stockholders;

●	lead the Board in its annual review of its performance;

●	recommend to the Board director nominees for each committee of the Board; and

●	develop and recommend to the Board corporate governance guidelines applicable to us.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2022, the Board met from time to time informally and acted by written consent on numerous occasions.

Indemnification and Limitation on Liability of Directors

Our Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Pay vs. Performance Table

In accordance with the SEC’s recent amendments implementing Section 14(i) of the Exchange Act, as introduced by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the relationship between executive compensation actually paid (as defined by SEC rules) and the financial performance of the Company over the applicable time period. Smaller reporting companies are required to provide disclosure for their two most recent fiscal years.

Year	Summary Compensation Table Total for PEO ($)		Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(10)(11)(12)	Average Compensation Actually Paid to Non-PEO NEOs ($)(10)(11)(12)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(7)	Net Income ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)
2022	2,579,667		473,667	344,673	195,423	41.12	116,502	(9)
2021	701,705	(1)(2)(3)(4)(5)(6)	288,765	121,755	121,755	81.76	303,750	(8)

(1)	Steven Rossi accrued $23,745 ($32,160 CAD) in unused vacation during 2022, which was paid out to Steven Rossi during 2023. His gross salary in 2022 was $298,943 ($404,888 CAD), and he received contributions towards health, dental, and vision coverage equaling $979 ($1,326 CAD) in the same year. The payments were made in CAD, of which was converted to USD using the exchange rate of 0.738334 at December 31, 2022.

(2)	On November 11, 2022, we granted Steven Rossi 1,600,000 restricted stock units that vest in equal installments of 200,000 pursuant to the completion of eight milestones. For one of these 200,000 installments, Steven Rossi has the opportunity to earn the greater of 200,000 restricted shares or the number of restricted shares equal to 3% of the value of a material accretive acquisition. As of December 31, 2022 the estimated fair market value for the 1,600,000 restricted stock units was $1,592,000.

(3)	Steven Rossi accrued $20,940 ($28,361 CAD) in unused vacation during 2021, which was paid out to Steven Rossi during 2023. His gross salary in 2021 was $288,602 ($390,883 CAD), and he received contributions towards health, dental, and vision coverage equaling $163 ($221 CAD) in the same year. The payments were made in CAD, of which was converted to USD using the exchange rate of 0.738334 at December 31, 2022.

(4)	On August 6, 2021, we granted Steven Rossi an incentive stock option to purchase 100,000 shares of common stock for $5.50 per share under the Worksport Ltd. 2021 Equity Incentive Plan. The option vests 100% on the grant date. The expiration date of the option is August 6, 2026. The estimated fair value of this option as of December 31,2022 and 2021 was $266,000 and $242,000.

(5)	During the year ended December 31, 2021, Steven Rossi earned and accrued a $150,000 cash bonus, which was paid to him in 2023, pursuant to his employment agreement.

(6)	During the year ended December 31, 2022, 700,000 performance stock units (“PSUs”) were granted. The PSUs vest in 5% increments according to the modified schedule that correlates with the Company’s stock price. The first 5% of the PSUs vest upon the Company’s stock price closing at $2.25. 50% will have vested at a closing price of $5.31, and 100% will have vested at a closing price of $13.76. As of December 31, 2022, the estimated fair value of the PSUs was $696,500 estimate.

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(7)	Value of Initial Fixed $100 Investment based on Total Shareholder Return (TSR) calculated as follows:

2021

●	Net TSR for 2021 equals Closing Price of WKSP on last trading day of 2021 minus Closing Price of WKSP on last trading day of 2020 divided by Closing Price of WKSP on last trading day of 2020.

○	$2.42 (12/31/2021) – $2.96 (12/31/2020) / $2.96 = -0.18243

●	Total Value of $100 = 100 (1 – 0.18243) = $81.76

2022

●	Net TSR for 2022 equals Closing Price of WKSP on last trading day of 2022 minus Closing Price of WKSP on last trading day of 2021 divided by Closing Price of WKSP on last trading day of 2021.

○	$0.995 (12/31/2022) – $2.42 (12/31/2021) / $2.42 = -0.58884

●	Total Value of $100 = 100 (1 – 0.58884) = $41.12

(8)	For the year ended December 31, 2021, revenues from the entire line of Worksport products were $303,750, as compared to $346,144 for the year ended, December 31, 2020. The year over year sales decreased by approximately 12% due to the Company shifting its focus to building up its inventory to mitigate against potential supply chain issues in anticipation of launching its e-commerce platform, while it repositions to domestic manufacturing.

(9)	For the year ended December 31, 2022, revenues from our entire line of products was $116,502, as compared to $303,750 for the year ended December 31, 2021. The year-over-year sales decreased by approximately 62%. Revenue decreased for the year ended December 31, 2022, compared to the prior year due to our focus on establishing new business-to-consumer and business-to-business sales channels, while strengthening the support of those channels to increase customer satisfaction and enable high product turnover once domestic production begins.

(10)	Steven Rossi:

	2021 ($)	2022($)
Stock
2021 Grants (100,000)	242,000.00
Vested on 1/1/22		266,000.00
PSU (400,000)		398,000.00
RSU (1,600,000)		1,592,000.00
Salary	309,705.00	323,667.00
Bonus	150,000.00
Total Compensation	701,705.00	2,579,667.00
Total Actual Paid	288,765.00	473,667.00

(11)	Forbes Anderson (for Mike Anderson)

	2021 ($)	2022($)
Total Actual Paid	117,802.00	124,988.00

(12)	Lorenzo Rossi

	2021 ($)	2022($)
PSU (300,000)		298,500.00
Salary	125,707.00	265,858.00
Total Compensation	125,707.00	564,358.00
Total Actual Paid	125,707.00	265,858.00

Disclosure of Relationship Between Performance Measures and Executive Compensation

The PEO’s salary between 2021 and 2022 increased by 4.3%. During the same period, the stock price of the Company dipped 58% and the Company stock was subject to high volatility, going from $2.96 at the start of the year to $12.20 by Feb 17, 2021. On June 8, 2021, the stock closed at $12.9. Similarly, from $0.995 at EOY’22, the stock was back to $1.64 by January 27, 2023, and $4.20 by July 25, 2023.

The Company’s net income declined 12.2% in Fiscal Year 2021 and 66.3% in Fiscal Year 2022.  Compensation for our named executive officers increased by 38% during the period of 2021 – 2022. However, the Company believes that the compensation paid to its PEO and NEOs in Fiscal Year 2021 and 2022 was below the current industry standard. Additionally, the increase is due to the issuance of PSUs and their attributed fair market value.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is comprised of three non-management directors, each of whom is independent as that term is defined in the rules of Nasdaq and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

The Audit Committee operates under a written Audit Committee charter that was approved by the Audit Committee and the Board. The Audit Committee held 4 meetings during 2022.

The Audit Committee has reviewed and discussed with the management of Lumsden & McCormick, LLP the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2022. The Audit Committee has discussed with Lumsden & McCormick, LLP, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this Proxy Statement.

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Lumsden & McCormick, LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with Lumsden & McCormick, LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Submitted by the Members of the Audit Committee,

Craig Loverock (Chairperson)
William Caragol
Ned L. Siegel

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended December 31, 2022 and 2021 in all capacities for the account of our principal executive officer.

Summary Compensation Table

Name and Position	Fiscal Year Ended December 31,	Salary ($)		Stock Awards ($)		Stock Options ($)		Bonus ($)		Total ($)
Steven Rossi, Chief Executive Officer,	2022	323,667	(1)	3,040,000	(2)	-				3,363,666
President and Chair of the Board	2021	309,705	(3)	-		538,700	(4)	150,000	(5)	928,480

(1) Steven Rossi accrued $23,745 ($32,160 CAD) in unused vacation during 2022, which was paid out to Steven Rossi during 2023. His gross salary in 2022 was $298,943 ($404,888 CAD), and he received contributions towards health, dental, and vision coverage equaling $979 ($1,326 CAD) in the same year. The payments were made in CAD, of which was converted to USD using the exchange rate of 0.738334 at December 31, 2022.

(2) On November 11, 2022, we granted Steven Rossi 1,600,000 restricted stock units that vest in equal installments of 200,000 pursuant to the completion of eight milestones. For one of these 200,000 installments, Steven Rossi has the opportunity to earn the greater of 200,000 restricted shares or the number of restricted shares equal to 3% of the value of a material accretive acquisition. The value at the grant date based upon the probable outcome of such conditions for the 1,600,000 restricted stock units was $3,040,000.

(3) Steven Rossi accrued $20,940 ($28,361 CAD) in unused vacation during 2021, which was paid out to Steven Rossi during 2023. His gross salary in 2021 was $288,602 ($390,883 CAD), and he received contributions towards health, dental, and vision coverage equaling $163 ($221 CAD) in the same year. The payments were made in CAD, of which was converted to USD using the exchange rate of 0.738334 at December 31, 2022.

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(4) On August 6, 2021, we granted Steven Rossi an incentive stock option to purchase 100,000 shares of common stock for $5.50 per share under the Worksport Ltd. 2021 Equity Incentive Plan. The option vests 100% on the grant date. The expiration date of the option is August 6, 2026. The grant date fair value of this option was $538,700.

(5) During the year ended December 31, 2021, Steven Rossi earned and accrued a $150,000 cash bonus, which was paid to him in 2023, pursuant to his employment agreement.

Employment Agreements

We entered into an employment agreement with Steven Rossi, our Chief Executive Officer (“Executive”), effective May 10, 2021 (the “Employment Agreement”).

The term of the Employment Agreement commenced on May 10, 2021 (the “Effective Date”) and continues until the fifth (5th) anniversary thereof, unless terminated earlier pursuant to the terms of the Employment Agreement; provided that, on such fifth (5th) anniversary of the Effective Date and each third annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the Employment Agreement will be automatically renewed, upon the same terms and conditions, for successive periods of three (3) years, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days prior to the applicable Renewal Date.

Mr. Rossi’s annual base salary is $300,000 (“Base Salary”), and Mr. Rossi shall be entitled to annual bonus (“Bonus”) equal to 50% of his Base Salary, provided that certain performance goals are met. The performance goals will be established on an annual basis by the Compensation Committee of the Board.

The Employment Agreement may be terminated by the Company with or without “Cause” (as defined below) or by Executive with or without “Good Reason” (as defined below).

The term “Cause” includes discharge by Company on account of the occurrence of one or more of the following events:

(i)	Executive’s continued refusal or failure to perform (other than by reason of Disability) Executive’s material duties and responsibilities to the Company;

(ii)	a material breach of the Employment Agreement;

(iii)	an intentional and material breach of the Confidential Information, Assignment of Intellectual Property or Restricted Activities sections of the Employment Agreement;

(iv)	willful, grossly negligent or unlawful misconduct by Executive which causes material harm to the Company or its reputation;

(v)	any conduct engaged in that is materially detrimental to the business or reputation of the Company;

(vi)	The Company is directed in writing by regulatory or governmental authorities to terminate the employment of Executive or Executive engages in activities that (i) are not approved or authorized by the Board, and (ii) cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Company; or

(vii)	a conviction, plea of guilty, or plea of nolo contendere by Executive, of or with respect to a criminal offense which is a felony or other crime involving dishonesty, disloyalty, fraud, embezzlement, theft or similar action(s) (including, without limitation, acceptance of bribes, kickbacks or self-dealing), or the material breach of Executive’s fiduciary duties with respect to the Company.

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The term “Good Reason” generally includes a reduction in the Base Salary, a reduction in job title, position or responsibility, a material breach by the Company of the Employment Agreement, or a material relocation in worksite.

In the event the Employment Agreement is terminated by the Company other than for Cause or by Mr. Rossi for Good Reason, Mr. Rossi will receive an amount equal to his Base Salary at the rate in effect as of the date immediately preceding such termination until the earlier of (i) the expiration date of the Term or (ii) the first anniversary of the date of termination; provided that if the date of termination is after the first anniversary of the Effective Date, Mr. Rossi will receive the Base Salary and accrued benefits for 18 months following the effective date of termination. Mr. Rossi shall also be entitled to receive earned but not paid Bonuses and any pro rata portion of the amount of Executive’s Bonus for the year in which termination occurs that would have been payable based on actual performance determined under the terms of the Bonus as then in effect for such year, expenses incurred through the date of termination and any other benefits accrued but not paid. Notwithstanding the foregoing, Mr. Rossi’s right to receive any unearned compensation is conditioned on Mr. Rossi’s execution and delivery to the Company a general release of claims.

If the date of termination for Good Reason is after the end of a calendar year but prior to such time as Mr. Rossi’s Bonus, if any, is paid, then Mr. Rossi will receive a Bonus as determined by the Compensation Committee prorated for the time of employment during such year of termination.

Mr. Rossi has the right under the Employment Agreement to terminate his employment for other than Good Reason upon 30 days’ written notice to the Company. If Mr. Rossi terminates the Employment Agreement for other than Good Reason, Mr. Rossi will receive an amount equal to his base salary, earned but not paid plus expenses incurred through the date of termination and any other benefits accrued but not paid.

If a Change in Control (as defined below) occurs and Mr. Rossi’s employment is terminated by the Company for any reason other than Cause or disability or Mr. Rossi terminates for Good Reason, Mr. Rossi will receive a non-prorated severance equal to two times his Base Salary and Bonus for the year of termination and all vested and accrued benefits up to the date of termination. If Mr. Rossi holds any non-vested option awards at the date of termination in connection with a Change in Control, all options not vested will vest and become exercisable until the earlier of three (3) years following termination or the expiration of the options as granted. If Mr. Rossi holds any restricted securities at the date of termination in connection with a Change in Control, all restrictions will lapse, and all such securities will be unrestricted, vested and immediately payable. All of Mr. Rossi’s performance-based goals will also be deemed met in connection with termination by Change in Control in calculating bonus and other awards.

The term “Change in Control” generally means a transaction that occurs whereby more than 50% of the Company’s voting power is acquired by a third party, the consummation involving the Company of a merger, consolidation, reorganization or business combination or the sale of substantially all of the Company’s assets to a third party.

Pursuant to the clawback provisions of the Employment Agreement, any amounts payable under the Employment Agreement are subject to any policy (whether in existence as of the Effective Date or later adopted) established by the Company providing for clawback or recovery of amounts that were paid to Mr. Rossi. The Company will make any determination for clawback or recovery in its sole discretion and in accordance with any applicable law or regulation.

The Employment Agreement provides that the Company shall indemnify Mr. Rossi to the fullest extent permitted by law for all amounts (including, without limitation, judgments, fines, settlement payments, expenses and reasonable out-of-pocket attorneys’ fees) incurred or paid by Executive in connection with any action, suit, investigation or proceeding, or threatened action, suit, investigation or proceeding, arising out of or relating to the performance by Executive of services for, or the acting by Executive as a director, officer or Executive of, Company, or any subsidiary of the Company.

In addition to the foregoing, pursuant to the terms of the Employment Agreement, Mr. Rossi amended the Company’s Series A Preferred Stock Certificate of Designation to eliminate his right to convert his Series A Preferred Stock into 51% of the outstanding Common Stock of the Company. In consideration for Mr. Rossi agreeing to terminate his conversion rights, the Company issued Mr. Rossi an aggregate of 1,717,535 unregistered shares of Common Stock.

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The table below set forth the outstanding equity awards held by our named executive officers at December 31, 2022.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)
Steven Rossi, CEO & Pres. (PEO)	100,000	(1)			5.5	August 6, 2026	2,000,000	(2)(3)	2,000,000

(1)	On August 6, 2021, we granted Steven Rossi an incentive stock option to purchase 100,000 shares of common stock for $5.50 per share under the Worksport Ltd. 2021 Equity Incentive Plan. The option vests 100% on the grant date. The expiration date of the option is August 6, 2026.

(2)	On November 11, 2022, 400,000 performance stock units (“PSUs”) granted to Steven Rossi on December 29, 2021 were modified. The PSUs will now vest in 5% increments according to a schedule that correlates with our stock price. The first 5% of the PSUs vest upon our stock price closing at $2.25. 50% will have vested at a closing price of $5.31 and 100% will have vested at a closing price of $13.76. As of December 31, 2022, no PSUs have vested.

(3)	On November 11, 2022, we granted Steven Rossi 1,600,000 restricted stock units that vest in equal installments of 200,000 pursuant to the completion of eight milestones. For one of these 200,000 installments, Steven Rossi has the opportunity to earn the greater of 200,000 restricted shares or the number of restricted shares equal to 3% of the value of a material accretive acquisition.

Equity Incentive Plans

2015 Equity Incentive Plan

In July 2015, our Board and shareholders adopted the Worksport Ltd. 2015 Equity Incentive Plan, effective as of July 5, 2015. The 2015 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards and (vi) other stock awards. The 2015 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and that of any affiliate and provide a means by which the eligible recipients may benefit from increases in value of our common stock. The Board reserved 500,000 shares of common stock issuable upon the grant of awards under the 2015 Plan. As of December 31, 2022, zero shares of common stock were available under the 2015 Plan.

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2021 Equity Incentive Plan

On March 31, 2021, our Board and shareholders adopted the Worksport Ltd. 2021 Equity Incentive Plan. The 2021 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards and (vi) other stock awards. The 2021 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and that of any affiliate and provide a means by which the eligible recipients may benefit from increases in value of our common stock. The Board reserved 1,250,000 shares of common stock issuable upon the grant of awards under the 2021 Plan. As of December 31, 2022, 60,000 shares of common stock were available under the 2021 Plan.

2022 Equity Incentive Plan

In September 2022 and November 2022, our Board and shareholders, respectively, approved and adopted the Worksport Ltd. 2022 Equity Incentive Plan. The 2022 Plan authorizes the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock units, (vi) performance units, (vii) performance shares and (viii) other awards as the administrator may determine. The 2022 Plan is to be administered by the Board, the Compensation Committee or any other committee appointed by the Board. The 2022 Plan is intended to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide incentives to individuals who perform services for us and (iii) promote the success of the business. A total of 750,000 shares of common stock have been reserved for the issuance of awards under the 2022 Plan. The 2022 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2022 Plan will automatically increase on January 1 of each calendar year during the term of the 2022 Plan, beginning with the calendar year 2023, by an amount of shares of common stock so that the total amount of common stock available under the 2022 Plan is equal to 15% of the total number of shares of common stock outstanding on December 31st of the prior calendar year minus the total number of shares reserved and available for issuance under the 2015 Plan and 2021 Plan. As of December 31, 2022, 737,500 shares of common stock were available under the 2022 Plan.

Term

The 2022 Plan shall be in effect upon the adoption by the Board and remain in effect until the 10th anniversary of the date the Board approves and adopts the 2022 Plan, unless terminated earlier by the Board.

Lapsed Awards

If awards are surrendered, terminated, or expire without being exercised in whole or in part, new awards may be granted covering the shares of common stock not issued under such lapsed awards, subject to any restrictions that may be imposed by the Code.

Adjustment in Shares of Common Stock

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan, will adjust the number and class of shares that may be delivered under the 2022 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits therein.

Non-Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, such award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust or (iv) as permitted by Rule 701 of the Securities Act.

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Limitation on Number of Shares Subject to Awards

The maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more awards payable in cash is $100,000.

Amendments to the 2022 Plan

The administrator may at any time amend, alter, suspend, or terminate the 2022 Plan. We will obtain shareholder approval of any 2022 Plan amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension, or termination of the 2022 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and the Company. Termination of the 2022 Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the 2022 Plan prior to the date of such termination.

Options

Exercise Price

The per share exercise price for the shares to be issued pursuant to exercise of an option will be determined by the administrator but will be no less than 100% of the fair market value per share on the date of grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

Grant of Options

Each option will be designated in the award agreement as either an incentive stock option or a non-qualified stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as non-qualified stock options. Incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

Exercise of Option

Any option granted hereunder will be exercisable according to the terms of the 2022 Plan and at such times and under such conditions as determined by the administrator and set forth in the award agreement. An option may not be exercised for a fraction of a share. An option will be deemed exercised when we receive: (i) notice of exercise (in such form as the administrator specifies from time to time) from the person entitled to exercise the option, and (ii) full payment for the shares with respect to which the option is exercised (together with any applicable withholding taxes).

Effect of Termination of Employment or Death or Disability

If a participant ceases to be a service provider, other than upon the participant’s termination as the result of the participant’s death or disability, the participant may exercise his, her, or its option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for three months following the participant’s termination. Unless otherwise provided by the administrator, if on the date of termination the participant is not vested as to his, her, or its entire option, the shares covered by the unvested portion of the option will revert to the 2022 Plan. If after termination the participant does not exercise his, her, or its option within the time specified by the administrator, the option will terminate, and the shares covered by such option will revert to the 2022 Plan.

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If a participant ceases to be a service provider as a result of the participant’s disability, the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for six (6) months following the participant’s termination. Unless otherwise provided by the administrator, if on the date of termination the participant is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2022 Plan. If after termination the participant does not exercise his or her option within the time specified herein, the option will terminate, and the shares covered by such option will revert to the 2022 Plan.

If a participant dies while a service provider, the option may be exercised within such period of time as is specified in the award agreement to the extent that the option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such option as set forth in the award agreement), by the participant’s designated beneficiary, provided such beneficiary has been designated prior to participant’s death in a form acceptable to the administrator. If no such beneficiary has been designated by the participant, then such option may be exercised by the personal representative of the participant’s estate or by the person(s) to whom the option is transferred pursuant to the participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the award agreement, the option will remain exercisable for six (6) months following participant’s death. Unless otherwise provided by the administrator, if at the time of death participant is not vested as to his or her entire option, the shares covered by the unvested portion of the option will continue to vest in accordance with the award agreement. If the option is not so exercised within the time specified herein, the option will terminate, and the shares covered by such option will revert to the 2022 Plan.

Change of Control

In the event of a merger of the Company with or into another corporation or other entity or a change in control, each outstanding option will be treated as the administrator determines without a participant’s consent.

Stock Appreciation Rights

Grant of Stock Appreciation Rights

Subject to the terms and conditions of the 2022 Plan, a stock appreciation right may be granted to service providers at any time and from time to time as will be determined by the administrator, in its sole discretion.

Number of Shares

The administrator will have complete discretion to determine the number of stock appreciation rights granted to any participant.

Exercise Price and Other Terms

The administrator, subject to the provisions of the 2022 Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the 2022 Plan; provided, however, that the exercise price will be not less than 100% of the fair market value of a share on the date of grant.

Agreement, Expiration, and Payment

Each stock appreciation right grant will be evidenced by an award agreement that will specify the exercise price, the term of the stock appreciation right, the conditions of exercise, and such other terms and conditions as the administrator, in its sole discretion, will determine. A stock appreciation right granted under the 2022 Plan will expire upon the date determined by the administrator, in its sole discretion, and set forth in the award agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. Upon exercise of a stock appreciation right, a participant will be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the fair market value of a share on the date of exercise over the exercise price; times (ii) the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the administrator, the payment upon stock appreciation right exercise may be in cash, in shares of equivalent value, or in some combination thereof.

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Restricted Stock

Grant of Restricted Stock

Subject to the terms and provisions of the 2022 Plan, the administrator, at any time and from time to time, may grant shares of restricted stock to service providers in such amounts as the administrator, in its sole discretion, will determine.

Agreement

Each award of restricted stock will be evidenced by an award agreement that will specify the period of restriction, the number of shares granted, and such other terms and conditions as the administrator, in its sole discretion, will determine. Unless the administrator determines otherwise, the Company as escrow agent will hold shares of restricted stock until the restrictions on such shares have lapsed.

Transferability

Except as provided otherwise in the 2022 Plan, shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction. The administrator, in its sole discretion, may impose such other restrictions on shares of restricted stock as it may deem advisable or appropriate.

Voting Rights

During the period of restriction, service providers holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares, unless the administrator determines otherwise.

Dividends, Other Distributions, and Return

During the period of restriction, service providers holding shares of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such shares unless otherwise provided in the award agreement. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. On the date set forth in the award agreement, the restricted stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the 2022 Plan.

Restricted Stock Units

Grant of Restricted Stock Units

Restricted stock units may be granted at any time and from time to time as determined by the administrator. Each restricted stock unit grant will be evidenced by an award agreement that will specify such other terms and conditions as the administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of restricted stock units and the form of payout, which may be left to the discretion of the administrator.

Vesting Criteria and Other Terms

The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the participant. After the grant of restricted stock units, the administrator, in its sole discretion, may reduce or waive any restrictions for such restricted stock units. Each award of restricted stock units will be evidenced by an award agreement that will specify the vesting criteria and such other terms and conditions as the administrator, in its sole discretion, will determine. The administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as specified in the award agreement. On the date set forth in the award agreement, all unearned restricted stock units will be forfeited to us.

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Performance Units and Performance Shares

Grant of Performance Units/Shares

Performance units and performance shares may be granted to service providers at any time and from time to time, as will be determined by the administrator, in its sole discretion. The administrator will have complete discretion in determining the number of performance units/shares granted to each participant.

Value of Performance Units/Shares

Each performance unit will have an initial value that is established by the administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant.

Performance Objections and Other Terms

The administrator will set performance objectives or other vesting provisions. The administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the administrator in its discretion. Each award of performance units/shares will be evidenced by an award agreement that will specify the performance period, and such other terms and conditions as the administrator, in its sole discretion, will determine. After the applicable performance period has ended, the holder of performance units/shares will be entitled to receive a payout of the number of performance units/shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a performance unit/share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit/share. On the date set forth in the award agreement, all unearned or unvested performance units/shares will be forfeited to the Company and, again, will be available for grant under the 2022 Plan.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board has the authority to fix the compensation of directors.

During 2022, Steven Rossi, Lorenzo Rossi, Craig Loverock, Bill Caragol, and Ned L. Siegel were compensated for their services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date of this report by (a) each stockholder who is known to us to beneficially own 5% or more of our common stock, (b) directors, (c) our executive officers, and (d) all executive officers and directors as a group. Beneficial ownership is determined according to the SEC rules, and generally means that person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security and includes options, warrants and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock.

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	Common Stock			Series A Preferred Stock
Name and Address of Beneficial Owner(1)	Beneficially Owned		Percentage of Common Stock Beneficially Owned(2)	Beneficially Owned		Percentage of Class
Directors and Executive Officers:

Steven Rossi—CEO, President, and Chairman of the Board	2,992,538	(3)	16.69%	100	%(4)	100%

Michael Johnston —CFO	—		—	—		—

Lorenzo Rossi —Director	—		—	—		—

Craig Loverock —Director	60,000	(5)	*	—		—

William Caragol —Director	60,000	(6)	*	—		—

Ned L. Siegel —Director	60,000	(7)	*	—		—

All officers and directors as a group (6 persons)	3,172,538		17.69%	100%		100%

5% or More Stockholders:
AI Media Data LLC	1,850,000	(8)	10.61%	—		—

Leonite Capital LLC	894,134	(9)	5.13%	—		—

*	Represents less than 1%.

(1)	Unless otherwise indicated, the address for each person is c/o Worksport Ltd., 55 Beaver Creek Road #40, Richmond Hill, Ontario, Canada L4B 1E5.

(2)	Based on 17,507,115 shares of common stock outstanding as of October 18, 2023, the Record Date. Any shares of common stock not outstanding which are issuable upon the exercise or conversion of other securities held by a person within the next 60 days are considered to be outstanding when computing such person’s ownership percentage of common stock but are not when computing anyone else’s ownership percentage.

(3)	Includes (i) 100,000 shares of common stock issuable upon the exercise of vested options at a price of $5.50 per share until August 6, 2026 and (ii) 400,000 shares of common stock issuable upon the exercise of vested options at a price of $1.74 per share until May 1, 2033. Mr. Rossi also owns 100 shares of Series A Preferred Stock entitling him to 51% of the voting power of the corporation.

(4)	Mr. Rossi owns 100 shares of Series A Preferred Stock entitling him to 51% of the voting power of the Company.

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(5)	Includes (i) 15,000 shares of restricted shares of common stock granted on September 6, 2021 and that vested on January 1, 2022, (ii) 15,000 shares of common stock issuable upon the exercise of vested options at a price of $5.50 per share until August 6, 2026, (iii) 10,000 shares of common stock issuable upon the exercise of vested options at a price of $2.51 per share until December 29, 2026 and (iv) 20,000 shares of common stock issuable upon the exercise of vested options at a price of $1.66 per share until January 30, 2033.

(6)	Includes (i) 15,000 shares of restricted shares of common stock granted on September 6, 2021 and that vested on January 1, 2022, (ii) 15,000 shares of common stock issuable upon the exercise of vested options at a price of $5.50 per share until August 6, 2026, (iii) 10,000 shares of common stock issuable upon the exercise of vested options at a price of $2.51 per share until December 29, 2026 and (iv) 20,000 shares of common stock issuable upon the exercise of vested options at a price of $1.66 per share until January 30, 2033.

(7)	Includes (i) 15,000 shares of restricted shares of common stock granted on September 6, 2021 and that vested on January 1, 2022, (ii) 15,000 shares of common stock issuable upon the exercise of vested options at a price of $5.50 per share until August 6, 2026, (iii) 10,000 shares of common stock issuable upon the exercise of vested options at a price of $2.51 per share until December 29, 2026 and (iv) 20,000 shares of common stock issuable upon the exercise of vested options at a price of $1.66 per share until January 30, 2033.

(8)	Includes (i) 600,000 shares of common stock issuable upon the exercise of vested warrants held by Wesley van de Wiel, (ii) 300,000 shares of common stock issuable upon the exercise of vested stock options held by Wesley van de Wiel, and (iii) 950,000 vested RSUs held by AI Media Data LLC, an entity of which Mr. Wesley Van De Wiel is the control person. The address for Mr. Van De Wiel is Borodinstraat 164,5011 HE Tilburg, Noord Brabant -The Netherlands.

(9)	Includes 50,000 shares of common stock issuable upon the exercise of vested warrants. Mr. Avi Geller is the Chief Investment Officer of Leonite Capital LLC and is deemed to have voting and dispositive control over the securities held by Leonite Capital LLC. The address of Leonite Capital LLC is 1 Hillcrest Center Dr, Suite 232, Spring Valley, NY 10977.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended December 31, 2022, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF LUMSDEN & MCCORMICK, LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee is responsible for selecting Worksport’s independent auditors. At the meeting of the Audit Committee of the Board held on November 18, 2022, the Audit Committee appointed Lumdsen & McCormick, LLP as the independent auditors for the 2023 fiscal year. Although shareholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of Lumdsen & McCormick, LLP or ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.

Worksport expects representatives of Lumdsen & McCormick, LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

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Principal Accountant Fees and Services

Our former independent auditor, Haynie & Company billed an aggregate of $100,200 and $121,630 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively, for professional services rendered for the audit of our 2021 annual financial statements and review of the financial statements included in our quarterly reports. On November 15, 2022, Haynie & Company resigned as the Company’s independent public accountants.

During the year ended 2021 and for the period from January 1, 2022 until November 15, 2022, we engaged Haynie & Company as our independent registered accounting firm. For the years ended December 31, 2022 and 2021, we incurred fees, as discussed below:

	Fiscal Year Ended December 31,
	2022	2021
Audit Fees	$84,000	$95,400
Audit-Related Fees (1)	$16,200	$26,230
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$100,200	$121,630

(1)	Fees incurred in conjunction with consents for various registration statements filed during years.

On November 18, 2022, we appointed Lumsden & McCormick, LLP to serve as our independent auditor. Our independent auditor billed an aggregate of $4,000 through December 31, 2022 for professional services rendered for the audit of our 2022 annual financial statements.

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Required Vote

Ratification of the appointment of Lumsden & McCormick, LLP as the independent auditor of the Company for the Fiscal Year ending December 31, 2023 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of The Nasdaq Stock Market LLC (“Nasdaq”). Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF LUMSDEN & MCCORMICK, LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 UNDER PROPOSAL No. 2.

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CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously disclosed on a Current Report on Form 8-K filed on November 11, 2022 (the “Form 8-K”), on November 15, 2022, Haynie & Company (“Haynie”) resigned as the independent registered public accounting firm for the Company. During the years ended December 31, 2021 and 2020 and the subsequent interim period through November 11, 2022, there were no: (1) disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Haynie on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Prior to November 11, 2022, the Company provided Haynie with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that Haynie issue a letter, addressed to the SEC, stating whether or not Haynie agrees with the statements contained in Item 4.01(a) of the Form 8-K. A copy of Haynie’s letter dated November 21, 2022, addressed to the SEC, is filed as Exhibit 16.1 to the Form 8-K.

PROPOSAL No. 3: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies, if necessary or appropriate.

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person entitled to vote (which would include voting online at the virtual Annual Meeting) or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Annual Meeting) and a broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE UNDER PROPOSAL No. 3.

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OTHER VOTING MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Transactions with Related Persons

Forbes Anderson Limited, an accounting firm based in Ontario, Canada and managed by Worksport’s Chief Financial Officer, Michael Johnston, received $$124,988 for services rendered within the year ending December 31, 2022.

Controlling Persons

Mr. Rossi owns 100% of the outstanding shares of Series A Preferred Stock of the Company. The shares of Series A Preferred Stock collectively has 51% voting power of the outstanding securities of the Company which thereby renders Mr. Rossi the ability to terminate and vote for members of our Board. The Company is not aware of any other agreements or understandings by a person or group of persons that could be construed as a controlling person.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

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Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Steven Rossi, Lorenzo Rossi, Craig Loverock, William Caragol and Ned L. Siegel serve as members of our Board. Our Board has determined that Craig Loverock, William Caragol and Ned L. Siegel are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

STOCKHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder, the stockholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not less than the 120th calendar day prior to the date of the release of this Proxy Statement to shareholders in connection with the Annual Meeting, or July 2, 2024; provided that in the event that the date of the 2024 annual meeting is more than 30 days from the Annual Meeting anniversary date, notice by the stockholder to be timely must be so delivered within a reasonable time before the Company begins to print and send its proxy materials. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the Annual Meeting, or October 13, 2024, or if the date of the meeting has changed by more than 30 days from the Annual Meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2023 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2024 annual meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Secretary by mail to Worksport Ltd., 2500 N America Dr, West Seneca, NY 14224.

ANNUAL REPORT ON FORM 10-K

A copy of our 2022 Annual Report, as filed with the SEC on March 31, 2023, is available to shareholders without charge upon written request directed to our Corporate Secretary at 2500 N America Dr, West Seneca, NY 14224 or by phone at (888) 554-8789. The Company makes available free of charge on or through its website, www.worksport.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Stockholders will be held virtually via the internet at www.virtualshareholdermeeting.com/WKSP2023 on December 12, 2023, at 9:00 a.m. Eastern Time.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM Eastern Standard Time on December 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WKSP2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM Eastern Standard Time on December 11, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24756-P99713 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

WORKSPORT LTD.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven Rossi
02) Lorenzo Rossi
03) Craig Loverock
04) William Caragol
05) Ned L. Siegel

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:

	For	Against	Abstain
2. To ratify the appointment of Lumsden & McCormick, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2023;	☐	☐	☐
3. To approve the issuance of equity compensation to the Company's Chairman, President and Chief Executive Officer pursuant to Nasdaq Listing Rule 5635(c); and	☐	☐	☐
4. To approve the adjournment of the 2023 Annual Shareholder Meeting to permit further solicitation of proxies, if necessary or appropriate.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual 2023 Annual Meeting of Shareholders:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V24757-P99713

WORKSPORT LTD.
Virtual 2023 Annual Meeting of Shareholders
December 12, 2023; 9:00 AM (Eastern Standard Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven Rossi, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of WORKSPORT LTD. that the shareholder(s) is/are entitled to vote at the Virtual 2023 Annual Meeting of Shareholders to be held at 9:00 AM EST on December 12, 2023, at www.virtualshareholdermeeting.com/WKSP2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

WORKSPORT LTD.

Virtual 2023 Annual Meeting of Shareholders
Vote by December 11, 2023
11:59 PM EST

V24759-P99713

You invested in WORKSPORT LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Virtual 2023 Annual Meeting of Shareholders. **This is an important notice regarding the availability of proxy material for the virtual 2023 Annual Shareholders Meeting to be held at 9:00 AM EST on December 12, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 12, 2023
9:00 AM EST

Virtually at:
www.virtualshareholdermeeting.com/WKSP2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Steven Rossi 02) Lorenzo Rossi 03) Craig Loverock 04) William Caragol 05) Ned L. Siegel	For
2. To ratify the Board's appointment of Lumsden & McCormick, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2023;	For
3. To approve the issuance of equity compensation to the Company's Chairman, President and Chief Executive Officer pursuant to Nasdaq Listing Rule 5635(c); and	For
4. To approve the adjournment of the 2023 Annual Shareholder Meeting to permit further solicitation of proxies, if necessary or appropriate.	For

NOTE: Such other business as may properly come before the meeting or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V24760-P99713